UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 16, 2021, Whole Earth Brands, Inc. (the “Company”) issued a press release announcing certain financial and other results for the fiscal quarter and year ended December 31, 2020. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

The information furnished under Item 2.02 of this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2021, the full board of directors (the “Board”) of the Company (or the independent directors, in the case of certain actions relating specifically to the Company’s executive chairman of the Board or chief executive officer) approved the recommendations of the compensation committee of the Board (the “Compensation Committee”) regarding certain compensatory plans and arrangements for its named executive officers and the executive chairman of the Board. The plans and arrangements that were approved are described in more detail below.

Approval of Incentive Awards and Equity Awards

The Compensation Committee recommended to the Board and the Board approved certain accelerated payments and the issuance of replacement equity incentive awards (the “Incentive Awards”) to a small group of employees, including the Company’s chief executive officer and chief financial officer, in connection with the Merisant 2019 and 2020 long-term incentive plans. The accelerated portion relates to amounts that were awarded for performance periods covering the 2019 and 2020 periods. The accelerated portion of such awards is equal to $648,475 and $71,683 for the Company’s chief executive officer and chief financial officer, respectively. The portion of such awards with respect to future performance periods was terminated and the Incentive Awards were issued in replacement thereof. The Incentive Awards are time-vested restricted stock unit awards equal to the unearned amounts under the 2019 and 2020 plans with the new awards and are subject to either a 12-month or 24-month vesting period following the date of grant. The Board also approved its 2021 long-term equity incentive plan which provides for time and performance-based restricted stock unit grants, in order to retain and reward its senior leadership team including its named executive officers.

2021 Annual Bonus Plan

The Board approved, upon recommendation of the Compensation Committee, a 2021 cash bonus plan (the “Annual Bonus Plan”). The Company’s executive team members, including the Company’s named executive officers, are eligible to participate in the Annual Bonus Plan. The actual aggregate amount of the bonus pool under the Annual Bonus Plan will be determined by the Compensation Committee or the Board following completion of the fiscal year 2021 based upon the Company’s fiscal year 2021 performance against EBITDA and revenue, global performance and individual performance metrics as determined by the Board. Any bonus plan payouts (which will be a combination of cash and equity for the Company’s named executive officers) will be made in March 2022, and generally are subject to continued employment through the payment date. The Compensation Committee and the Board have discretion to reduce, eliminate or increase the size of the individual bonuses.

2021 Annual Base Salary and Fee Increases

The Company’s Board approved an increase to the annual base salary of the Company’s chief financial officer for 2021. The annual salary of the Company’s chief financial officer was increased 1.5%, consistent with the increase for the Company’s general employee population. Salary increases will become effective April 1, 2021.

In addition, the Board approved an annual director fee increase for the executive chairman of the Board, of $250,000, also effective April 1, 2021, for his service as executive chairman of the Board.

2020 Special Bonus Payments

Based on the recommendation of the Compensation Committee, the Board awarded a one-time discretionary bonus to the Company’s named executive officers and executive chairman of the Board in recognition of their efforts during calendar year 2020 in connection with recent Company acquisitions and the Company's performance while operating under challenging conditions due to the COVID-19 pandemic. The Company’s chief executive officer was awarded a total bonus amount equal to $622,914, and the Company’s chief financial officer was awarded a total bonus amount equal to $225,000. Fifty percent (50%) of the bonus compensation will be paid to the chief executive officer in the form of a fully vested stock award and will be paid to the chief financial officer in cash, and the remaining 50% will be paid to each in restricted stock units subject to a 12-month vesting schedule requiring continued employment through the vesting date. The bonus payment of $750,000 to the executive chairman of the Board will be paid on or about March 31, 2021, as follows: (i) $500,000 in cash and (ii) $250,000 in restricted stock units (valued at the closing price of the Company’s common stock on March 18, 2021), subject to two-year vesting and continued service, except in the case of an involuntary termination, change in control, death, disability or any other such terms and conditions set forth in the applicable grant agreement. The Compensation Committee considered various factors in making the awards, including the need to ensure that the Company retains and motivates its senior leadership team to successfully drive its business forward beyond the pandemic to create additional long-term stockholder value.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Earth Brands, Inc.

Dated: March 16, 2021	By:	/s/ Andrew Rusie
	Name:	Andrew Rusie
	Title:	Chief Financial Officer